EXHIBIT 10.1

                              FORBEARANCE AGREEMENT

         THIS FORBEARANCE AGREEMENT, dated as of June 5, 2009 (this "FORBEARANCE"), is made by and among JACOBS FINANCIAL GROUP, INC., a Delaware corporation (the "COMPANY") and the holders of the Promissory Notes (as such term is defined below) on SCHEDULE I hereto (each, a "HOLDER" and collectively, the "HOLDERS"). Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Subscription Agreements referred to below.

                               W I T N E S S E T H

         WHEREAS, the Company and each Holder is a party to a Subscription Agreement for Promissory Note and Common Stock, dated on or about June 10, 2008 (each, a "SUBSCRIPTION AGREEMENT" and collectively, the "SUBSCRIPTION AGREEMENTS"), pursuant to which the Company issued to each Holder a promissory note (the "PROMISSORY NOTES");

         WHEREAS, (i) pursuant to the terms of the Promissory Notes, the first two of 20 equal quarterly installments of principal and interest payable thereunder were to have been paid on December 10, 2008 and March 10, 2009 (the "INITIAL AMORTIZATION PAYMENTS"); (ii) as the result of upheavals and dislocations in the capital markets, the Company was unable to either refinance the indebtedness evidenced by the Promissory Notes or make the Initial Amortization Payments to the Holders when due; and (iii) an Event of Default (as such term is defined in the Promissory Notes) has occurred under the Promissory Notes as a result of the Company's failure to make pay the Initial Amortization Payments within 14 days after same became due and payable (the "ACKNOWLEDGED EVENTS OF DEFAULT");

         WHEREAS, the Company continues diligent efforts to obtain permanent financing to repay the outstanding balance due under the Promissory Notes, while at the same time pursuing the business plans of the Company with the intention of increasing the Company's profitability and cash flow from operations to enable it to meet its obligations to make quarterly amortization payments in accordance with the terms of the Promissory Notes;

         WHEREAS, the Company has asked the Holders to forbear from exercising their rights and remedies arising from the Acknowledged Events of Default until the Forbearance Termination Date (as defined below); and

         WHEREAS, (i) each Holder recognizes that if such Holder exercises its remedies under the Promissory Notes, the Company may be forced to suspend operations and the business and prospects of the Company, including prospects for full repayment of the Promissory Notes, could be severely damaged and (ii) accordingly, the Holders are, upon and subject to the terms and conditions specified in this Forbearance, willing to forbear from exercising their rights and remedies arising from the Acknowledged Events of Default until the Forbearance Termination Date.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Company acknowledges, confirms and agrees that (a) the Company's obligation to repay the outstanding principal amount of the Promissory Notes and all accrued and unpaid interest in respect thereof is unconditional and not subject to any offsets, defenses or counterclaims, (b) the Holders have performed fully all of their respective obligations under the Subscription Agreements, (c) by entering into this Forbearance, the Holders do not waive or release any term or condition of the Subscription Agreements or the Promissory Notes or any of their rights or remedies under the Subscription Agreements or the Promissory Notes or applicable law or any of the obligations of the Company thereunder and (d) the Acknowledged Events of Default have occurred and are continuing. The Holders (a) acknowledge receipt of payment from the Company of all interest payable under the Promissory Notes through September 10, 2008 and
(b) acknowledge, confirm and agree that the Company has performed fully all of its obligations under the Subscription Agreements and the Promissory Notes (other than the Acknowledged Events of Default).

         2. Subject to the terms and conditions of this Forbearance, the Holders hereby agree that the Company may satisfy its obligation to make the Initial Amortization Payments by making 8 consecutive quarterly payments of $67,185 each, commencing September 10, 2009, and continuing on the payment dates prescribed by the Amortization Schedule for the Promissory Notes and ending on June 10, 2011 (collectively, the "PAYMENTS"), it being understood that the Payments shall result in the payment of the principal of and interest on the unpaid portion of the Initial Amortization Payments at the rate of 10% per annum from and after the originally scheduled payment dates. The Payments shall be allocated among and paid to the Holders in accordance with the balances due to each. The Company may at any time prepay the balance remaining due with respect to the principal of the Initial Amortization Payments by paying the amount thereof, together with interest accrued through the date of such prepayment.

         3. Subject to the terms and conditions of this Forbearance, the Holders hereby agree to forbear the exercise of rights and remedies otherwise available under the Subscription Agreements and the Promissory Notes solely on account of the Acknowledged Events of Default from the date of this Forbearance until the occurrence of a Forbearance Default. Notwithstanding the foregoing, subject to the terms and conditions of this Forbearance, the Holders shall be free to exercise any or all of their rights and remedies arising on account of the Acknowledged Events of Default at any time after the occurrence of a Forbearance Default. For purposes of this Agreement, the term "FORBEARANCE DEFAULT" means the existence or occurrence of any or all of the following: (a) any of Default under the Promissory Notes (other than the Acknowledged Events of Default), (b) the failure of the Company to make the Payments to the Holders in accordance with the schedule prescribed by paragraph 2 hereof and, in all events, on or prior to the Forbearance Termination Date, or (c) a breach by the Company of any other representation, covenant or condition set forth in this Forbearance; and the term "FORBEARANCE TERMINATION DATE" means June 24, 2011.

         4. The Company hereby represents and warrants to the Holders that there is no indebtedness for money borrowed of the Company or any of its subsidiaries outstanding that is senior in right of payment to the Promissory Notes. For so long as the Promissory Notes shall remain outstanding, the Company agrees that it shall not, and shall not permit any of its subsidiaries to, incur any indebtedness for money borrowed that is senior in right of payment to the Promissory Notes, PROVIDED, that the foregoing shall not restrict the Company or any of its subsidiaries from incurring indebtedness for money borrowed that is senior in right of payment to the Promissory Notes issued in exchange for, or the net proceeds of which are used to refinance or retire, the Promissory Notes. The provisions of this paragraph 4 shall terminate and be of no further force and effect upon the payment by the Company of the Payments in full on or prior to the Forbearance Termination Date.

         5. For so long as the Promissory Notes shall remain outstanding, the Company agrees that it shall not declare or pay any cash dividend or make any cash distribution on or with respect to any class or series of its capital stock. The provisions of this paragraph 5 shall terminate and be of no further force and effect upon the payment by the Company of the Payments in full on or prior to the Forbearance Termination Date.

         6. The Company and each Holder hereby acknowledge and agree that the obligations of the Company under the Promissory Notes and hereunder shall be entitled to the benefits of that certain General Hypothecation and Pledge Agreement, of even date herewith (the "PLEDGE AGREEMENT"), by and between the Company and the Collateral Agent (as defined below). Each holder hereby irrevocably designates and appoints ______________ as the initial collateral agent (the "COLLATERAL AGENT") for the ratable benefit of the Holders under the Pledge Agreement and each Holder irrevocably authorizes the Collateral Agent, in such capacity, to take such action on its behalf under the provisions of the Pledge Agreement and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of the Pledge Agreement, together with such other powers as are reasonably incidental thereto. Each Holder further agrees that it shall not be entitled to exercise any remedies under the Promissory Notes and hereunder at any time when there is a Collateral Agent serving as such under the Pledge Agreement. The Collateral Agent may resign as Collateral Agent upon ten (10) days' notice to each Holder and the Company. If the Collateral Agent shall resign as Collateral Agent under the Pledge Agreement, then the Holders representing a majority of the outstanding principal amount of all loans evidenced by the Promissory Notes (the "MAJORITY HOLDERS") shall appoint from among such Holders a successor Collateral Agent for the Holders, which successor agent shall be subject to approval by the Company (which approval shall not be unreasonably withheld), whereupon such successor Collateral Agent shall succeed to the rights, powers and duties of the initial Collateral Agent, and the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent or any Holder. If no successor collateral agent has accepted appointment as Collateral Agent by the date that is ten (10) days following a retiring Collateral Agent's notice of resignation, the retiring Collateral Agent's resignation shall nevertheless thereupon become effective, and the Holders shall assume and perform all of the duties of the Collateral Agent hereunder until such time, if any, as the Majority Holders appoint a successor agent as provided for above. The provisions of this paragraph 6 shall terminate and be of no further force and effect upon the payment by the Company of the Payments in full on or prior to the Forbearance Termination Date.

         7. For so long as the Promissory Notes shall remain outstanding, the Company shall permit one (1) representative of the Holders (the "OBSERVER") to attend all meetings of the board of directors of the Company (the "BOARD OF DIRECTORS"); PROVIDED, that notwithstanding anything to the contrary contained herein, (x) the Observer shall not have any right to vote, whether the Observer attends such meeting in person, telephonically, or otherwise and (y) the Company shall have the right to condition the Observer's attendance of any meeting of the Board of Directors on the execution and delivery by the Observer of a customary confidentiality agreement in form and substance reasonably satisfactory to the Company. The Company shall (i) give the Observer notice of all such meetings, at substantially the same time as furnished to the Board of Directors and (ii) provide to the Observer all notices, documents and information furnished to the Board of Directors whether at or in anticipation of such meetings, or in connection with any material actions by written consents or otherwise, at substantially the same time furnished to the Board of Directors. The Company shall have the right to exclude the Observer from (x) any portion of a meeting of the Board of Directors and/or committee and/or (y) the distribution of a certain portion of the documentation provided to the Board of Directors and/or committee in connection with such meeting, if the presence of such Observer or the receipt of such materials would, in the reasonable opinion of outside counsel to the Company, result in the loss of attorney-client privilege of the Company or any of its Affiliates with respect to such portion of the meeting or documents. If _____________________ is no longer willing or able to serve as the Observer, then a successor Observer shall be designated by the Majority Holders (which successor Observer shall be reasonably acceptable to the Company). The provisions of this paragraph 7 shall terminate and be of no further force and effect upon the payment by the Company of the Payments in full on or prior to the Forbearance Termination Date.

         8. Effective as of the date hereof, the Company shall issue to each Holder a number of Common Shares equal to such Holder's Pro Rata Share of 2.8% of the outstanding Common Shares (the "SHARES").

         9. Nothing set forth herein or contemplated hereby is intended to or shall be construed as a waiver of or acquiescence to the Acknowledged Events of Default, which shall continue in existence subject only to the terms of the Forbearance and all restrictions in the Promissory Notes applicable after an Event of Default shall remain applicable except as otherwise expressly provided in this Forbearance.

         10. Nothing set forth herein or contemplated hereby shall constitute an agreement by the Holders to forbear the exercise of any of the rights and remedies available to the Holders under the Promissory Notes (all of which rights and remedies are hereby expressly reserved by the Holders) upon and after the occurrence of a Forbearance Default.

         11. The Company hereby acknowledges and consents to all of the terms and conditions of this Forbearance and agrees that this Forbearance and all documents executed in connection herewith do not operate to reduce or discharge any obligations under the Subscription Agreements or the Promissory Notes. Except as expressly provided herein, this Forbearance shall not modify or affect the Company's obligation to comply fully with any other duty, term, condition or covenant contained in the Subscription Agreements and the Promissory Notes or the rights and remedies of the Holders under the Subscription Agreements and the Promissory Notes (including, without limitation, the obligation of the Company to issue additional Common Shares to the Holders pursuant to Section 2.1(c) of the Subscription Agreements commencing March 10, 2009 if the Promissory Notes remain outstanding as of such date). Except as expressly modified hereby, all of the terms and provisions of the Subscription Agreements and the Promissory Notes shall remain in full force and effect.

         12. Each Holder hereby agrees that it shall not sell, transfer, assign, convey, pledge, mortgage, encumber, hypothecate or otherwise dispose of or suffer the creation of any interest in or lien on (a "TRANSFER") any Promissory Note without obtaining an agreement in writing in form and substance reasonably satisfactory to the Company from such transferee to the effect that such transferee (and any subsequent transferee of such transferee) acknowledges and agrees that it shall take the Promissory Note in such Transfer subject to the terms and condition of this Forbearance (including, without limitation, paragraph 2 hereof). Each Holder hereby agrees to indemnify and hold the Company harmless from and against any and all losses, costs, expenses, claims, damages and other liabilities, including, without limitation, reasonable attorneys fees and disbursements, which the Company has suffered, incurred or become subject to arising out of, based upon or otherwise in respect of a breach by such Holder (or any such transferee) of its obligations pursuant to this paragraph 12.

         13. The Company hereby represents and warrants to the Holders that: (a) the Company has taken all necessary action to authorize the execution, delivery and performance of this Forbearance; (b) this Forbearance has been duly executed and delivered by the Company and constitutes the Company's legal, valid and binding obligation, enforceable in accordance with its terms; and (c) the Company has the power and authority to issue the Shares, and, when issued in accordance herewith, the Shares shall be fully paid and non-assessable.

         14. Each Holder hereby makes the representations and warranties to the Company set forth on SCHEDULE II hereto and covenants with the Company as set forth on SCHEDULE II hereto. Such representations, warranties and covenants are hereby incorporated by reference herein.

         15. This Forbearance, the Subscription Agreements, the Promissory Notes and the Pledge Agreement embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

         16. This Forbearance shall not be deemed or construed to be a satisfaction, reinstatement, novation, or release of the Promissory Notes, or, except as expressly provided herein, a waiver by any Holder of any of its rights thereunder, or at law or in equity.

         17. This Forbearance may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Forbearance by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

         18. This Forbearance and the rights and obligations of the parties under this Forbearance shall be governed by, and construed and interpreted in accordance with, the law of the State of West Virginia.

             [The parties signatures appear on the following page.]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Forbearance to be duly executed under seal and delivered as of the date and year first above written.

                                             JACOBS FINANCIAL GROUP, INC.
                                             a Delaware corporation

                                             By:
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Name:                                        Name:    John M. Jacobs
                                             Title:   President


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




                                   SCHEDULE I

                                     HOLDERS

                                   SCHEDULE II

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE HOLDERS

         Defined terms used in this SCHEDULE II and not otherwise defined in this SCHEDULE II shall have the meanings ascribed to such terms in the Forbearance to which this SCHEDULE II is attached.

         Each Holder represents and warrants to, and agrees with the Company, that:

         1. The Forbearance has been duly authorized, executed and delivered by the Holder, and constitutes a legal, valid and binding obligation of the Holder, enforceable in accordance with its terms.

         2. The Holder understands the confidential nature of the subject matter of the Forbearance and agrees not to disclose the name of the Company or any matters associated therewith prior to the public announcement by the Company of the transactions effected hereby. Further, Holder understands that trading in the Common Stock of the Company based upon information derived from the Company in the process of the issuance of the Shares is strictly prohibited and subject to legal prohibitions and sanctions under federal securities laws.

         3. The Holder has had the opportunity to review the Forbearance and the Pledge Agreement with its counsel or other financial advisors.

         4. The Holder has knowledge and experience in financial and business matters sufficient to enable it to evaluate the merits and risks of an investment in the Shares.

         5. The Holder is acquiring the Shares hereunder for its own account, solely for investment and not with a view to the resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

         6. The Holder understands that its acquisition of the Shares is an illiquid and may be a long-term investment; and, without impairing its financial condition, it is able to hold the Shares for an indefinite period of time and would be able to suffer a complete loss of its investment without undue financial hardship.

         7. The Holder has had an opportunity to ask questions of and receive answers from the Company and its officers concerning the Company and the terms and conditions of the Shares and has had an opportunity to obtain additional information from the Company to the extent deemed necessary or advisable by the Holder in order to verify the accuracy of the information obtained. The Holder has, to the extent deemed necessary by the Holder, consulted with its own advisors (including the Holder's attorney, accountant or investment advisor) regarding the Holder's investment in the Shares and understands the significance and effect of its representations, warranties, acknowledgments and agreements set forth in the Forbearance.

         8. The Holder has reviewed copies of the public filings of the Company, including those on Forms 10-KSB and 10-QSB. The Holder has, to the extent deemed necessary by the Holder, completed due diligence and such independent investigation concerning the Company and the terms and conditions of the sale of the Shares contemplated hereby as it has deemed advisable.

         9. The Holder acknowledges that neither the Company, nor any of its officers, representatives or affiliates, nor any other person or entity, has made any representations or warranties with respect to the Company, its business or the Shares other than as set forth in the Forbearance.

         10. The Holder understands that the Shares have not been registered under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Section 4(2) thereof, that the Shares have not been registered under applicable state securities laws, and that the Shares may not be sold or otherwise disposed of unless registered under the Securities Act and applicable state securities laws (the Company being under no obligation to so register such Shares) or exempted from registration. [The Holder further understands that the exemption from registration afforded by Rule 144 promulgated under the Securities Act is not presently available with respect to the Shares.]

         11. The Holder is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act. The Holder has previously accurately completed and delivered to the Company Appendix A to the Subscription Agreement and the information set forth on such Appendix A with respect to such Holder is true and correct as of the date hereof.

         12. The Holder acknowledges that neither the Company nor any person or entity acting on its behalf has offered to sell any of the Shares to the Holder by means of any form of general solicitation or advertising, including without limitation (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.